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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07379


                          Pioneer Real Estate Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2003 through December 31, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.

PIONEER
                                     -------
                                      REAL
                                     ESTATE
                                     SHARES

                                     Annual
                                     Report

                                    12/31/03

                              [LOGO] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               7
Schedule of Investments                      11
Financial Statements                         14
Notes to Financial Statements                22
Report of Independent Auditors               28
Trustees, Officers and Service Providers     29
Retirement Plans from Pioneer                36

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

The nation's stock markets snapped back dramatically last year, following a prolonged period of weakness. As it became clear that the war would not be a long-term economic burden and that the U.S. economy was expanding at a convincing pace, investors left safer havens like Treasury securities to seek better returns elsewhere. The result was a powerful uptrend that began in March and was intact at year-end.

Led by smaller-capitalization issues, stocks of all sizes across a range of industries shared in the broad-based rally that saw major market indices rise for the first time since 1999. Technology issues were the biggest beneficiaries, as positive economic data suggested that increased capital outlays were imminent. Corporate bonds also recorded strong returns, with the sharpest gains coming in lower quality bonds whose issuers rely on economic growth to expand earnings. Overseas, emerging market equities were standout performers as bonds and stocks advanced in many global markets, thanks in part to currency gains versus the sagging U.S. dollar.

Here at home, strong economic stimulants, including lower taxes and historically low interest rates, had the desired effect, with domestic GDP growth coming in at 8.2% in the third quarter. A striking increase in worker productivity provided a boost to corporate profits and manufacturing activity rose broadly. But the failure of the economy to consistently create jobs remained a troublesome concern as the new year began.

Markets may segment

Last year's across-the-board strength is unusual and unlikely to continue for long. Eventually, the markets should revert to historic form, favoring some sectors and shunning others, depending on the prospects for each industry or investment type. Under those more typical conditions, deciding which investments to own more of, or where to cut exposure, can be challenging. Fortunately, it's also an area in which the guidance of an experienced investment professional can be most valuable.

New Investment Subadviser Agreement Proposed by Trustees

The Trustees of Pioneer Real Estate Shares have approved a proposal for a sub-advisory agreement with AEW Management and Advisors, L.P. For the proposal to become effective, it must be approved by shareowner vote. By now, you probably have received your proxy voting materials. The trustees of your Fund believe that in light of the unique characteristics of the real estate market, shareowners will benefit from the services of an investment manager focused exclusively on real estate investments. We encourage you to take a moment to vote your shares. If you have any questions on the materials you receive, please contact your financial representative or Pioneer at 800-225-6292.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

U.S. Common Stocks              87.2%
Temporary Cash Investments      12.8%

Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following table was depicted as a pie chart in the printed material.]

Retail                          28.1%
Office                          20.1%
Apartment                       18.2%
Diversified                     11.7%
Industrial                       7.9%
Hotel                            7.8%
Self Storage                     4.7%
Manufactured Homes               1.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

1.    Simon DeBartolo Group, Inc.        5.81%     6.    Starwood Hotels & Resorts             3.82%
2.    Boston Properties, Inc.            4.87      7.    General Growth Properties, Inc.       3.46
3.    Equity Residential Property        4.48      8.    Arden Realty Group, Inc.              3.40
      Trust
4.    Vornado Realty Trust               4.31      9.    Prentiss Properties Trust             3.28
5.    ProLogis Trust                     4.16     10.    Host Marriott Corp.                   2.95

*This list excludes money market and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/03   12/31/02
                            $19.55     $15.30

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(1/1/03 - 12/31/03)       Income       Capital Gains   Capital Gains
                          $0.7308      $ -             $ -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to that of the Wilshire Real Estate Securities Index.

-----------------------------------------
Average Annual Total Returns
(As of December 31, 2003)

             Net Asset    Public Offering
Period         Value          Price*
10 Years       10.42%          9.76%
5 Years        12.83          11.50
1 Year         33.27          25.63
-----------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment+

              Pioneer Real      Wilshire Real Estate
             Estate Shares*       Securities Index

12/93             9425                 10000
                  9446                 10164
12/95            10590                 11551
                 14451                 15811
12/97            17303                 18941
                 13881                 15640
12/99            13228                 15142
                 17105                 19796
12/01            18382                 21865
                 19046                 22429
12/03            25383                 30744

+ Index comparisons begin 10/31/93. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of (equity and hybrid) REITs and real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

  Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/03   12/31/02
                            $19.40     $15.17

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 12/31/03)       Dividends   Capital Gains   Capital Gains
                          $0.5847     $ -             $ -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Wilshire Real Estate Securities Index.

-----------------------------------------
Average Annual Total Returns
(As of December 31, 2003)

                   If              If
Period            Held          Redeemed*
Life-of-Class
(1/31/96)        10.75%           10.75%
5 Years          11.96            11.83
1 Year           32.30            28.30
-----------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

              Pioneer Real      Wilshire Real Estate
             Estate Shares*       Securities Index

1/96             10000                 10000
                 13481                 13501
12/97            16023                 16174
                 12761                 13356
12/99            12065                 12930
                 15504                 16904
12/01            16499                 18671
                 16968                 19152
12/03            22448                 26253

The Wilshire Real Estate Securities Index is a market capitalization-weighted measure of the performance of (equity and hybrid) REITs and real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/03   12/31/02
                            $19.42     $15.20

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(1/1/03 - 12/31/03)       Income       Capital Gains   Capital Gains
                          $0.6100      $ -             $ -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to that of the Wilshire Real Estate Securities Index.

-------------------------------------------
Average Annual Total Returns
(As of December 31, 2003)

               Net Asset    Public Offering
Period           Value        Price/CDSC*
Life-of-Class
(1/31/96)        10.77%         10.63%
5 Years          12.00          11.76
1 Year           32.36          31.06
-------------------------------------------

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distribu- tions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

                Pioneer Real      Wilshire Real Estate
               Estate Shares*       Securities Index

1/96                9900                 10000
                   13344                 13501
12/97              15861                 16174
                   12629                 13356
12/99              11945                 12930
                   15341                 16904
12/01              16357                 18671
                   16814                 19152
12/03              22254                 26253

The Wilshire Real Estate Securities Index is a market capitalization-weighted measure of the performance of (equity and hybrid) REITs and real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/03   12/31/02
                            $19.53     $15.27

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 12/31/03)       Dividends   Capital Gains   Capital Gains
                          $0.8293     $ -             $ -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Wilshire Real Estate Securities Index.

-------------------------------------
Average Annual Total Returns*
(As of December 31, 2003)

                   If          If
Period            Held      Redeemed*
Life-of-Class
(4/9/98)          7.76%       7.76%
5 Year           13.49       13.49
1 Year           34.16       34.16
-------------------------------------

* Assumes reinvestment of distributions.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment+

              Pioneer Real      Wilshire Real Estate
             Estate Shares*       Securities Index

4/98             10000                 10000
                  8391                  8591
12/99             8047                  8317
                 10461                 10873
12/01            11298                 12010
                 11774                 12319
12/03            15795                 16887

+ Index comparisons begin 4/30/98. The Wilshire Real Estate Securities Index is a market capitalization weighted measure of the performance of (equity and hybrid) REITs and real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

  Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/03
--------------------------------------------------------------------------------

The 12 months ended December 31, 2003, which constituted your Fund's fiscal year, proved to be another extraordinary year for real-estate-related stocks. In fact, the Wilshire Real Estate Securities Index surpassed the Standard & Poor's 500 Index, a broad measure of U.S. stock-market performance, for the fourth year in a row. In this report, Walter Hunnewell, Jr., a member of the Fund's management team, discusses the sector's impressive returns and the team's expectations for 2004.

Q: Was the second half of the Fund's fiscal year as favorable as the first?

A: Even more so. After posting returns of approximately 11% by the midpoint of its fiscal year, the Fund achieved even greater gains in the second half of 2003. For the 12 months ended December 31, the Fund's Class A, B and C shares rose 33.27%, 32.30% and 32.36% at net asset value, respectively.

   As strong as these returns were, they did fall short of the Wilshire Real Estate Securities Index's return, which was 37.07% for the year. The Fund's underperformance relative to this benchmark is due largely to the disappointing performance of a single holding, Apartment Investment & Management Co., which owns a diverse portfolio of multi-family apartment complexes. Last autumn, this real-estate investment trust (REIT) preannounced disappointing earnings that were driven by lower-than-expected fee income and higher-than-expected apartment-turnover-related expenses. Management, in turn, reduced its dividend significantly, precipitating a sharp decline in its stock.

Q: What contributed to such a strong rally across the real estate market?

A: Undoubtedly, the improving economic outlook contributed to the positive momentum in the real-estate sector. Perhaps as important, we've seen increasing demand for real-estate stocks as an asset class. The relatively high dividend yield of REITs, which generally fell in the range of 6% during the fiscal year, is very attractive to investors disappointed with the historically low yields offered by money market alternatives. Furthermore, we believe REITs have gained wider acceptance among institutional and retail

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/03                             (continued)
--------------------------------------------------------------------------------

   investors as their unique benefits are more widely understood. The heightened interest helped to push prices higher in 2003.

Q: Has the Fund's strategy changed in response to the improving economic environment?

A: While the Fund's overall strategy is unchanged, we have been fine-tuning the portfolio to help it better respond to the improving outlook. During the last half of the fiscal year, our efforts were focused on increasing the portfolio's exposure to sectors that tend to rebound early in an economic recovery. Naturally, that meant limiting the portfolio's weightings in sectors that we believe may lag in the initial recovery or are less attractive. Consequently, we marginally increased the Fund's investment in the hospitality group by adding to our Host Marriott position. Even with this increase, we are still maintaining an underweight in hotel REITs relative to the benchmark. We are concerned with the financial outlook and valuation of hospitality REITs and believe these factors could have repercussions on stock prices ahead.

   On the other hand, we decreased the Fund's slightly heavier exposure to office REITs by eliminating our position in industry leader Equity Office Properties Trust. We're concerned that the high vacancy rates in many of that REIT's metropolitan markets are pressuring revenues and squeezing cash flow reserved for paying dividends. The situation may cause management to sell assets to sustain the dividend. Secondly, the per square foot rates are lower today given the amount of available office space on the market, which means that office REITs are locking in lower rates for several years, depending on the terms of the contractual rent agreements. Finally, office REITs are generally lacking negotiating leverage with their tenants. So the cost of renewing leases has risen as managers are forced to offer incentives to gain commitments.

Q: Given their short-term leases, aren't apartments a timely opportunity since they can respond quickly to an improving economic outlook?

A: Generally, yes. Unlike office leases, which typically span five to seven years, apartment leases usually run one year. Their shorter duration makes them very responsive to changes in economic

Pioneer Real Estate Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   growth. So apartments are a logical group to focus on during a recovery. We recently increased our weighting to equal the benchmark weighting by adding to our Avalon Bay position. Before significantly overweighting the group, we would like to see signs of stronger employment numbers, which would positively affect demand for these properties. Also, since continuing low interest rates have encouraged potential renters to buy instead of rent, a reversal in this trend would make us more positive.

   Industrial REITs are another property type held by the Fund that is highly correlated to positive economic growth. That group had attractive gains for the fiscal year, but underperformed the benchmark on a relative basis. We believe stronger economic growth and a commensurate rise in employment should bode well for this group, and we continue to emphasize it.

Q: Did retail REITs contribute strongly to the Fund's performance?

A: Retail REITs turned in the best performance of all the groups in the real estate market for 2003, and our decision to invest heavily in that top-performing group proved to be very positive for your Fund. Your portfolio is invested in shopping centers, retail malls and factory outlets, all of which generated strong returns. One of the Fund's most successful investments was General Growth Properties, a large regional mall operator. Towards the end of the reporting period, we pared back the Fund's position in that REIT because of concern over its reliance on floating-rate debt and the scale of acquisitions necessary to support the future earnings growth rate. The Fund also benefited from its investments in Chelsea Property Group. That REIT is one of the largest owners of outlet shopping centers and has been able to generate some of the highest revenues per square foot in the industry. The REIT also holds a promising development pipeline, which should continue to fuel earnings growth over the longer term.

Q: What is your outlook for 2004?

A: We have positioned the portfolio to respond to the improving economy while still providing protection from the possibility of a stalled or jobless recovery. We believe that valuation will become more important for investors in 2004, given the strong appreciation we witnessed last year. Since investors seeking the compara-

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/03                             (continued)
--------------------------------------------------------------------------------

   tively high dividends offered by REIT investments drove a portion of the appreciation in 2003, we would not be surprised to see some of that demand ease were interest rates to rise. If that comes to pass, we could see some price correction in the REIT market as investors seek lower risk, current yield alternatives.

   Our research efforts will continue to focus on the more dominant REITs, which can generate internal growth from their effective management of the properties they own. This will most certainly include a review of the financial strength of each of the Fund's holdings to ensure that these REITs can support their dividend payouts and will not need to rely on the sale of assets or cash to meet earnings expectations.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03
--------------------------------------------------------------------------------

  Shares                                                         Value
              COMMON STOCKS - 91.4%
              Hotels, Restaurants & Leisure - 3.5%
              Hotels, Resorts & Cruise Lines - 3.5%
 114,872      Starwood Hotels & Resorts                      $  4,131,945
                                                             ------------
              Total Hotels, Restaurants & Leisure            $  4,131,945
                                                             ------------
              Real Estate - 87.9%
              Real Estate Management & Development - 2.6%
  18,396      American Financial Realty Trust                $    313,652
 115,422      Catellus Development Corp.                        2,783,979
                                                             ------------
                                                             $  3,097,631
                                                             ------------
              Real Estate Investment Trusts - 85.3%
  26,584      Alexandria Real Estate Equities, Inc.          $  1,539,214
  64,756      AMB Property Corp.                                2,129,177
  89,424      Apartment Investment & Management Co.             3,085,128
 107,927      Archstone Communities Trust                       3,019,797
 121,270      Arden Realty Group, Inc.                          3,679,332
  60,034      AvalonBay Communities, Inc.                       2,869,625
 109,468      Boston Properties, Inc.                           5,275,263
  63,799      Brandywine Realty Trust                           1,707,899
  47,424      Camden Property Trust                             2,100,883
  49,656      CBL & Associates Properties                       2,805,564
  47,424      Chelsea Property Group, Inc.                      2,599,309
  94,954      Duke Realty Investments, Inc.                     2,943,574
 164,282      Equity Residential Property Trust                 4,847,962
  10,633      Essex Property Trust, Inc.                          682,851
  49,656      Federal Realty Investment Trust                   1,906,294
 134,988      General Growth Properties, Inc.                   3,745,917
  31,899      Home Properties, Inc. *                           1,288,401
 259,310      Host Marriott Corp. *                             3,194,699
 119,696      Innkeepers USA Trust                              1,001,856
  59,333      Liberty Property Trust                            2,308,054
  53,910      The Macerich Co.                                  2,398,995
  43,383      Manufactured Home Communities, Inc.               1,633,370
  19,352      MeriStar Hospitality Corp. *                        125,982
  69,588      Mills Corp.                                       3,061,872


The accompanying notes are an integral part of these financial statements.    11

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------

     Shares                                                                 Value
                    Real Estate Investment Trusts (continued)
     46,360         Pan Pacific Retail Properties, Inc.                 $  2,209,054
    107,679         Prentiss Properties Trust                              3,552,330
    140,357         ProLogis Trust                                         4,504,056
     45,297         PS Business Parks, Inc. *                              1,868,954
      5,354         Public Storage, Inc. (Series A)                          160,085
     69,008         Public Storage, Inc.                                   2,994,257
     46,786         Regency Centers Corp.                                  1,864,422
     51,784         Shurgard Storage Centers, Inc.                         1,949,668
    135,892         Simon DeBartolo Group, Inc.                            6,297,235
     76,657         SL Green Realty Corp.                                  3,146,770
     76,919         Taubman Centers, Inc.                                  1,584,531
    184,815         Trizec Properties, Inc.                                2,846,151
     80,917         United Dominion Realty Trust                           1,553,606
     85,278         Vornado Realty Trust                                   4,668,971
     43,170         Western Resources, Inc.                                1,914,590
                                                                        ------------
                                                                        $101,065,698
                                                                        ------------
                    Total Real Estate                                   $104,163,329
                                                                        ------------
                    TOTAL COMMON STOCKS
                    (Cost $81,290,709)                                  $108,295,274
                                                                        ------------
 Principal
   Amount
                    TEMPORARY CASH INVESTMENTS - 13.4%
                    Repurchase Agreement - 8.9%
$10,600,000         UBS Warburg, Inc., 0.73%, Dated 12/30/03,
                    repurchase price of $10,600,000 plus accrued
                    interest on 1/2/04 collateralized by $10,758,000
                    U.S. Treasury Bill, 1.750%, 12/31/04.               $ 10,600,000
                                                                        ------------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                         Value
               Security Lending Collateral - 4.5%
 5,278,548     Securities Lending Investment Fund, 1.02%      $  5,278,548
                                                              ------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $15,878,548)                             $ 15,878,548
                                                              ------------
               TOTAL INVESTMENT IN SECURITIES - 104.8%
               (Cost $97,169,257)(a)(b)                       $124,173,822
                                                              ------------
               OTHER ASSETS AND LIABILITIES - (4.8)%          $ (5,723,156)
                                                              ------------
               TOTAL NET ASSETS - 100.0%                      $118,450,666
                                                              ============

* Non-income producing security.

(a) At December 31, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $98,160,176 was as follows:

       Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                                           $26,807,612
       Aggregate gross unrealized loss for all investments in which
         there is an excess of tax cost over value                                              (793,966)
                                                                                             -----------
       Net unrealized gain                                                                   $26,013,646
                                                                                             -----------

(b) At December 31, 2003, the Fund had a net capital loss carryforward of $3,258,674 which will expire between 2007 and 2008 if not utilized.

    $3,120,189 in 2007
    $138,485 in 2008

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2003 aggregated $37,868,836 and $34,155,853, respectively.



The accompanying notes are an integral part of these financial statements.    13

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/03
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities
   loaned of $5,124,615) (cost $97,169,257)                    $124,173,822
  Cash                                                               47,075
  Receivables -
   Fund shares sold                                                 124,021
   Dividends and interest                                           714,964
  Other                                                               2,612
                                                               ------------
     Total assets                                              $125,062,494
                                                               ------------
LIABILITIES:
  Payables -
   Investment securities purchased                             $    931,195
   Fund shares repurchased                                          149,777
   Upon return of securities loaned                               5,278,548
  Due to affiliates                                                 184,183
  Accrued expenses                                                   68,125
                                                               ------------
     Total liabilities                                         $  6,611,828
                                                               ------------
NET ASSETS:
  Paid-in capital                                              $ 95,451,916
  Accumulated undistributed net investment income                   243,778
  Accumulated net realized loss on investments                   (4,249,593)
  Net unrealized gain on investments                             27,004,565
                                                               ------------
     Total net assets                                          $118,450,666
                                                               ============
NET ASSET VALUE PER SHARES:
(Unlimited number of shares authorized)
  Class A (based on $61,455,344/3,142,924 shares)              $      19.55
                                                               ============
  Class B (based on $37,325,407/1,924,465 shares)              $      19.40
                                                               ============
  Class C (based on $14,686,405/756,070 shares)                $      19.42
                                                               ============
  Class Y (based on $4,983,510/255,200 shares)                 $      19.53
                                                               ============
MAXIMUM OFFERING PRICE:
  Class A ($19.55 [divided by] 94.25%)                         $      20.74
                                                               ============
  Class C ($19.42 [divided by] 99.00%)                         $      19.62
                                                               ============


14    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/03

INVESTMENT INCOME:
  Dividends                                                $5,141,998
  Interest                                                     35,777
  Income from securities loaned, net                            3,272
                                                           ----------
     Total investment income                                              $ 5,181,047
                                                                          -----------
EXPENSES:
  Management fees                                          $  754,252
  Transfer agent fees
   Class A                                                    191,589
   Class B                                                    137,625
   Class C                                                     34,920
   Class Y                                                        382
  Distribution fees
   Class A                                                    124,630
   Class B                                                    301,627
   Class C                                                    100,669
  Administrative fees                                          37,500
  Custodian fees                                               20,384
  Registration fees                                            83,019
  Professional fees                                            32,935
  Printing                                                     32,105
  Fees and expenses of nonaffiliated trustees                   9,064
  Miscellaneous                                                15,203
                                                           ----------
     Total expenses                                                       $ 1,875,904
     Less fees paid indirectly                                                 (3,392)
                                                                          -----------
     Net expenses                                                         $ 1,872,512
                                                                          -----------
       Net investment income                                              $ 3,308,535
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                        $ 2,065,947
  Change in net unrealized gain on investments                             21,707,312
                                                                          -----------
   Net gain on investments                                                $23,773,259
                                                                          -----------
   Net increase in net assets resulting from operations                   $27,081,794
                                                                          ===========


The accompanying notes are an integral part of these financial statements.    15

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/03 and 12/31/02

                                                          Year Ended       Year Ended
                                                           12/31/03         12/31/02
FROM OPERATIONS:
Net investment income                                   $   3,308,535    $   2,965,893
Net realized gain on investments                            2,065,947        3,534,194
Change in net unrealized gain (loss) on investments        21,707,312       (6,269,519)
                                                        -------------    -------------
   Net increase in net assets resulting from
     operations                                         $  27,081,794    $     230,568
                                                        -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.73 and $0.65 per share, respectively)    $  (2,136,644)   $  (1,850,041)
   Class B ($0.58 and $0.53 per share, respectively)       (1,045,629)      (1,102,867)
   Class C ($0.61 and $0.52 per share, respectively)         (381,771)        (276,969)
   Class Y ($0.83 and $0.74 per share, respectively)         (204,310)        (147,486)
                                                        -------------    -------------
     Total distributions to shareowners                 $  (3,768,354)   $  (3,377,363)
                                                        -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $  51,343,766    $  56,130,051
Reinvestment of distributions                               3,219,823        2,856,732
Cost of shares repurchased                                (43,551,199)     (50,162,172)
                                                        -------------    -------------
   Net increase in net assets resulting from
     fund share transactions                            $  11,012,390    $   8,824,611
                                                        -------------    -------------
   Net increase in net assets                           $  34,325,830    $   5,677,816
NET ASSETS:
Beginning of year                                          84,124,836       78,447,020
                                                        -------------    -------------
End of year (including accumulated undistributed net
  investment income of $243,778 and $190,574,
  respectively)                                         $ 118,450,666    $  84,124,836
                                                        =============    =============


16    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------
For the Years Ended 12/31/03 and 12/31/02

                                     '03 Shares      '03 Amount           '02 Shares      '02 Amount
CLASS A
Shares sold                           1,558,174     $26,765,266            1,589,375     $25,219,955
Reinvestment of distributions           111,803       1,941,045              104,380       1,655,498
Less shares repurchased              (1,462,481)    (24,457,271)          (1,311,752)    (20,085,837)
                                     ----------     -----------           ----------     -----------
   Net increase                         207,496     $ 4,249,040              382,003     $ 6,789,616
                                     ==========     ===========           ==========     ===========
CLASS B
Shares sold                             832,016     $14,474,777            1,262,820     $20,177,940
Reinvestment of distributions            47,633         822,408               53,916         851,204
Less shares repurchased                (808,671)    (13,512,675)          (1,475,871)    (22,257,992)
                                     ----------     -----------           ----------     -----------
   Net increase (decrease)               70,978     $ 1,784,510             (159,135)    $(1,228,848)
                                     ==========     ===========           ==========     ===========
CLASS C
Shares sold                             559,503     $ 9,703,420              573,021     $ 9,117,393
Reinvestment of distributions            16,894         296,428               14,085         222,382
Less shares repurchased                (309,049)     (5,275,979)            (500,057)     (7,470,836)
                                     ----------     -----------           ----------     -----------
   Net increase                         267,348     $ 4,723,869               87,049     $ 1,868,939
                                     ==========     ===========           ==========     ===========
CLASS Y
Shares sold                              23,449     $   400,303              102,295     $ 1,614,763
Reinvestment of distributions             9,254         159,942                8,068         127,648
Less shares repurchased                 (17,963)       (305,274)             (23,013)       (347,507)
                                     ----------     -----------           ----------     -----------
   Net increase                          14,740     $   254,971               87,350     $ 1,394,904
                                     ==========     ===========           ==========     ===========


The accompanying notes are an integral part of these financial statements.    17

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                                         12/31/03    12/31/02     12/31/01     12/31/00     12/31/99
Net asset value, beginning of period                            $ 15.30     $ 15.38      $ 15.04      $ 12.18      $ 13.46
                                                                -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.65     $  0.57      $  0.38      $  0.64      $  0.65
 Net realized and unrealized gain (loss) on investments            4.33        0.00(a)      0.70         2.86        (1.28)
                                                                -------     -------      -------      -------      -------
   Net increase (decrease) from investment operations           $  4.98     $  0.57      $  1.08      $  3.50      $ (0.63)
Distributions to shareowners:
 Net investment income                                            (0.73)      (0.65)       (0.74)       (0.50)       (0.60)
 Tax return of capital                                                -           -            -        (0.14)       (0.05)
                                                                -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                      $  4.25     $ (0.08)     $  0.34      $  2.86      $ (1.28)
                                                                -------     -------      -------      -------      -------
Net asset value, end of period                                  $ 19.55     $ 15.30      $ 15.38      $ 15.04      $ 12.18
                                                                =======     =======      =======      =======      =======
Total return*                                                     33.27%       3.58%        7.47%       29.31%       (4.70)%
Ratio of net expenses to average net assets+                       1.68%       1.67%        1.58%        1.65%        1.69%
Ratio of net investment income to average net assets+              3.81%       3.70%        4.31%        4.56%        4.45%
Portfolio turnover rate                                              36%         39%          37%          25%          39%
Net assets, end of period (in thousands)                        $61,455     $44,904      $39,263      $43,129      $40,113
Ratios with reductions for fees paid indirectly:
 Net expenses                                                      1.68%       1.67%        1.58%        1.65%        1.83%
 Net investment income                                             3.81%       3.70%        4.31%        4.56%        4.31%
Ratios with waiver of management fees and reduction for fees paid indirectly:
 Net expenses                                                      1.68%       1.67%        1.57%        1.63%        1.67%
 Net investment income                                             3.81%       3.70%        4.32%        4.58%        4.47%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                         12/31/03    12/31/02     12/31/01     12/31/00     12/31/99
Net asset value, beginning of period                            $ 15.17     $ 15.25      $ 14.94      $ 12.11      $ 13.38
                                                                -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.51     $  0.43      $  0.54      $  0.52      $  0.52
 Net realized and unrealized gain (loss) on investments            4.30        0.02         0.39         2.87        (1.25)
                                                                -------     -------      -------      -------      -------
   Net increase (decrease) from investment operations           $  4.81     $  0.45      $  0.93      $  3.39      $ (0.73)
Distributions to shareowners:
 Net investment income                                            (0.58)      (0.53)       (0.62)       (0.43)       (0.49)
 Tax return of capital                                                -           -            -        (0.13)       (0.05)
                                                                -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                      $  4.23     $ (0.08)     $  0.31      $  2.83      $ (1.27)
                                                                -------     -------      -------      -------      -------
Net asset value, end of period                                  $ 19.40     $ 15.17      $ 15.25      $ 14.94      $ 12.11
                                                                =======     =======      =======      =======      =======
Total return*                                                     32.30%       2.84%        6.42%       28.50%       (5.45)%
Ratio of net expenses to average net assets+                       2.50%       2.40%        2.36%        2.39%        2.45%
Ratio of net investment income to average net assets+              2.98%       2.90%        3.50%        3.82%        3.75%
Portfolio turnover rate                                              36%         39%          37%          25%          39%
Net assets, end of period (in thousands)                        $37,325     $28,121      $30,699      $35,848      $33,069
Ratios with reduction for fees paid indirectly:
 Net expenses                                                      2.50%       2.40%        2.36%        2.39%        2.59%
 Net investment income                                             2.98%       2.90%        3.50%        3.82%        3.61%
Ratios with waiver of management fees and reduction for fees paid indirectly:
 Net expenses                                                      2.50%       2.40%        2.36%        2.38%        2.44%
 Net investment income                                             2.98%       2.90%        3.50%        3.83%        3.76%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                         12/31/03    12/31/02     12/31/01     12/31/00     12/31/99
Net asset value, beginning of period                            $ 15.20     $ 15.28      $ 14.96      $ 12.12      $ 13.37
                                                                -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.52     $  0.44      $  0.55      $  0.51      $  0.52
 Net realized and unrealized gain (loss) on investments            4.31        0.00(a)      0.41         2.87        (1.24)
                                                                -------     -------      -------      -------      -------
   Net increase (decrease) from investment operations           $  4.83     $  0.44      $  0.96      $  3.38      $ (0.72)
Distributions to shareowners:
 Net investment income                                            (0.61)      (0.52)       (0.64)       (0.42)       (0.48)
 Tax return of capital                                                -           -            -        (0.12)       (0.05)
                                                                -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                      $  4.22     $ (0.08)     $  0.32      $  2.84      $ (1.25)
                                                                -------     -------      -------      -------      -------
Net asset value, end of period                                  $ 19.42     $ 15.20      $ 15.28      $ 14.96      $ 12.12
                                                                =======     =======      =======      =======      =======
Total return*                                                     32.35%       2.79%        6.63%       28.42%       (5.41)%
Ratio of net expenses to average net assets+                       2.39%       2.46%        2.28%        2.40%        2.52%
Ratio of net investment income to average net assets+              3.20%       2.95%        3.57%        3.78%        3.63%
Portfolio turnover rate                                              36%         39%          37%          25%          39%
Net assets, end of period (in thousands)                        $14,686     $ 7,429      $ 6,136      $ 6,276      $ 6,566
Ratios with reduction for fees paid indirectly:
 Net expenses                                                      2.39%       2.46%        2.28%        2.40%        2.66%
 Net investment income                                             3.20%       2.95%        3.57%        3.78%        3.49%
Ratios with waiver of management fees and reduction for fees paid indirectly:
 Net expenses                                                      2.39%       2.46%        2.27%        2.38%        2.51%
 Net investment income                                             3.20%       2.95%        3.58%        3.80%        3.64%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS Y                                                         12/31/03    12/31/02     12/31/01     12/31/00     12/31/99
Net asset value, beginning of period                            $ 15.27     $ 15.35      $ 15.01      $ 12.16      $ 13.46
                                                                -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.76     $  0.66      $  0.63      $  0.72      $  0.70
 Net realized and unrealized gain (loss) on investments            4.33        0.00(a)      0.52         2.84        (1.25)
                                                                -------     -------      -------      -------      -------
   Net increase (decrease) from investment operations           $  5.09     $  0.66      $  1.15      $  3.56      $ (0.55)
Distributions to shareowners:
 Net investment income                                            (0.83)      (0.74)       (0.81)       (0.55)       (0.70)
 Tax return of capital                                                -           -            -        (0.16)       (0.05)
                                                                -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                      $  4.26     $ (0.08)     $  0.34      $  2.85      $ (1.30)
                                                                -------     -------      -------      -------      -------
Net asset value, end of period                                  $ 19.53     $ 15.27      $ 15.35      $ 15.01      $ 12.16
                                                                =======     =======      =======      =======      =======
Total return*                                                     34.16%       4.21%        8.00%       29.99%       (4.10)%
Ratio of net expenses to average net assets+                       1.05%       1.10%        1.12%        1.02%        1.10%
Ratio of net investment income to average net assets+              4.47%       4.39%        4.36%        5.16%        5.14%
Portfolio turnover rate                                              36%         39%          37%          25%          39%
Net assets, end of period (in thousands)                        $ 4,984     $ 3,671      $ 2,349      $ 1,196      $   907
Ratios with reduction for fees paid indirectly:
 Net expenses                                                      1.05%       1.10%        1.12%        1.02%        1.24%
 Net investment income                                             4.47%       4.39%        4.36%        5.16%        5.00%
Ratios with waiver of management fees and reduction for fees paid indirectly:
 Net expenses                                                      1.05%       1.10%        1.11%        1.02%        1.10%
 Net investment income                                             4.47%       4.39%        4.37%        5.16%        5.14%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the

Pioneer Real Estate Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                               (continued)
--------------------------------------------------------------------------------

   purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

   The tax character of distributions paid during the years ended December 31, 2003 and 2002 were as follows:

--------------------------------------------------------
                                 2003            2002
                              ----------      ----------
  Distributions paid from:
   Ordinary income*           $3,768,354      $3,377,363
   Long-term capital gain              -               -
                              ----------      ----------
                              $3,768,354      $3,377,363
                              ==========      ==========
   Return of capital                   -               -
                              ----------      ----------
   Total                      $3,768,354      $3,377,363
                              ==========      ==========
--------------------------------------------------------

* Included in the Fund's distributions from 2003 and 2002 ordinary income are $1,536,017 and $993,124, respectively, in excess of investment company taxable income, which, in accordance with applicable U.S. tax law, is taxable to shareowners as ordinary income distributions.

   The following shows components of distributable earnings on a federal income tax basis at December 31, 2003.

--------------------------------------------------------
                                              2003
                                          -----------
  Undistributed ordinary income           $         -
  Capital Loss Carryforward                (3,258,674)
  Unrealized appreciation                  26,013,646
                                          -----------
  Total                                   $22,754,972
                                          -----------
--------------------------------------------------------

   The difference between book basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   At December 31, 2003 the Fund has reclassified $513,023 to increase accumulated undistributed net investment income, $985,414 to decrease accumulated realized loss on investments and $1,498,437 to decrease paid in capital. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). PFD earned $24,663 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2003.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y can bear different transfer agent and distribution fees.

F. Securities Lending

   The Fund lends securities in its Portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                               (continued)
--------------------------------------------------------------------------------

   in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2003, $91,971 was payable to PIM related to management fees, administration fees and certain other services and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $29,093 in transfer agent fees payable to PIMSS at December 31, 2003.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the

Pioneer Real Estate Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $63,119 in distribution fees payable to PFD at December 31, 2003.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 2003, CDSCs in the amount of $49,609 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2003, the Fund's expenses were reduced by $3,392 under such arrangements.

6. Line of Credit Facility

The Fund along with certain other funds in the Pioneer Family of Funds (the Funds) collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2003, the Fund had no borrowings under this agreement.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Real Estate Shares:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Real Estate Shares (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 15, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 17, 2004

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------
Name and Age                           Positions Held With the Fund     Term of Office and Length of Service
John F. Cogan, Jr. (77)*               Chairman of the Board,           Since 1995.
                                       Trustee and President            Serves until a successor trustee is
                                                                        elected or earlier retirement or removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (51)**                  Trustee and                      Since June, 2003.
                                       Executive Vice President         Serves until a successor trustee is
                                                                        elected or earlier retirement or removal.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
Name, Age and Address                  Positions Held With the Fund     Term of Office and Length of Service

Mary K. Bush (55)                      Trustee                          Since 1995.
3509 Woodbine Street,                                                   Serves until a successor trustee is
Chevy Chase, MD 20815                                                   elected or earlier retirement or removal.

------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (79)           Trustee                          Since 1995.
Boston University Healthcare                                            Serves until a successor trustee is
Entrepreneurship Program,                                               elected or earlier retirement or removal.
53 Bay State Road,
Boston, MA 02215

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                           Other Directorships Held by this Trustee

Deputy Chairman and a Director of Pioneer Global                      Director of Harbor Global Company,
Asset Management S.p.A. ("PGAM"); Non-Executive                       Ltd.
Chairman and a Director of Pioneer Investment
Management USA Inc. ("PIM-USA"); Chairman and a
Director of Pioneer; Director of Pioneer Alternative
Investment Management Limited (Dublin); President
and a Director of Pioneer Alternative Investment
Management (Bermuda) Limited and affiliated funds;
President and Director of Pioneer Funds Distributor, Inc.
("PFD"); President of all of the Pioneer Funds; and Of
Counsel (since 2000, partner prior to 2000), Hale and
Dorr LLP (counsel to PIM-USA and the Pioneer Funds)

------------------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA since                  None
May, 2003 (Director since January, 2001); President
and Director of Pioneer since May, 2003; Chairman
and Director of Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") since May, 2003;
Executive Vice President of all of the Pioneer Funds
since June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000 to May
2003; Executive Vice President, Chief Financial Officer
and Treasurer, John Hancock Advisers, L.L.C., Boston,
MA, November 1999 to November 2000; Senior Vice
President and Chief Financial Officer, John Hancock
Advisers, L.L.C., April 1997 to November 1999

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years                           Other Directorships Held by this Trustee

President, Bush International (international financial                Director of Brady Corporation
advisory firm)                                                        (industrial identification and
                                                                      specialty coated material products
                                                                      manufacturer), Millennium
                                                                      Chemicals, Inc. (commodity
                                                                      chemicals), Mortgage Guaranty
                                                                      Insurance Corporation, and R.J.
                                                                      Reynolds Tobacco Holdings, Inc.
                                                                      (tobacco)

------------------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care                        None
Entrepreneurship, Boston University; Professor of
Management, Boston University School of Management;
Professor of Public Health, Boston University School of
Public Health; Professor of Surgery, Boston University
School of Medicine; and University Professor, Boston
University
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
Name, Age and Address                    Positions Held With the Fund   Term of Office and Length of Service
Margaret B.W. Graham (56)                Trustee                        Since 1995.
1001 Sherbrooke Street West,                                            Serves until a successor trustee is
Montreal, Quebec, Canada                                                elected or earlier retirement or removal.
H3A 1G5
------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (55)                 Trustee                        Since 1995.
One Boston Place, 28th Floor,                                           Serves until a successor trustee is
Boston, MA 02108                                                        elected or earlier retirement or removal.
------------------------------------------------------------------------------------------------------------------
Stephen K. West (75)                     Trustee                        Since 1995.
125 Broad Street,                                                       Serves until a successor trustee is
New York, NY 10004                                                      elected or earlier retirement or removal.
------------------------------------------------------------------------------------------------------------------
John Winthrop (67)                       Trustee                        Since 1995.
One North Adgers Wharf,                                                 Serves until a successor trustee is
Charleston, SC 29401                                                    elected or earlier retirement or removal.

------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------
Name and Age                             Positions Held With the Fund   Term of Office and Length of Service

Dorothy E. Bourassa (56)                 Secretary                      Serves at the discretion of board.

------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (39)               Assistant Secretary            Serves at the discretion of board.

------------------------------------------------------------------------------------------------------------------
David C. Phelan (46)                     Assistant Secretary            Serves at the discretion of board.

------------------------------------------------------------------------------------------------------------------
Vincent Nave (58)                        Treasurer                      Serves at the discretion of board.

------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (38)                    Assistant Treasurer            Serves at the discretion of board.

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                               Other Directorships Held by this
                                                                          Trustee

Founding Director, The Winthrop Group, Inc. (consulting                   None
firm); Professor of Management, Faculty of Management,
McGill University

------------------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &                   None
Company, Inc. (investment banking firm)

------------------------------------------------------------------------------------------------------------------
Senior Counsel, Sullivan & Cromwell (law firm)                            Director, The Swiss Helvetia
                                                                          Fund, Inc. (closed-end investment
                                                                          company) and AMVESCAP PLC
                                                                          (investment managers)

------------------------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                                      None
(private investment firm)

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                               Other Directorships Held by this
                                                                          Officer

Secretary of PIM-USA; Senior Vice President-Legal of                      None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Secretary of all of the
Pioneer Funds since September 2003 (Assistant Secretary
from November 2000 to September 2003); and Senior
Counsel, Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through October
2000

------------------------------------------------------------------------------------------------------------------
Assistant Vice President and Senior Counsel of Pioneer                    None
since July 2002; Vice President and Senior Counsel of
BISYS Fund Services, Inc. (April 2001 to June 2002);
Senior Vice President and Deputy General Counsel of
Funds Distributor, Inc. (July 2000 to April 2001; Vice
President and Associate General Counsel from July 1996
to July 2000); Assistant Secretary of all of the Pioneer
Funds since September 2003

------------------------------------------------------------------------------------------------------------------
Partner, Hale and Dorr LLP; Assistant Secretary of all of                 None
Pioneer Funds since September 2003

------------------------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody                None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)

------------------------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration                  None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------
Name and Age                           Positions Held With the Fund     Term of Office and Length of Service
Gary Sullivan (45)                     Assistant Treasurer              Serves at the discretion of board.

------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (30)            Assistant Treasurer              Serves at the discretion of board.

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                               Other Directorships Held by this
                                                                          Officer

Fund Accounting Manager-Fund Accounting, Administration                   None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------
Fund Administration Manager-Fund Accounting,                              None
Administration and Custody Services since June 2003;
Assistant Vice President-Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deutsche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

  Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

  Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   14702-00-0204
                                        (C) 2004 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Pioneer Real Estate
Shares Fund, including fees associated with the annual filings of its Form N-1A, totaled approximately $22,200 in 2003 and approximately $23,650 in 2002.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2002 and 2003.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, and tax advice services totaled approximately $48,200 and $3,750 for 2003 and 2002, respectively. Additionally, there were fees for tax compliance services in 2002 that totaled approximately $4,100 for the 2001 tax returns.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2002 and 2003.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

   N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Fund and affiliates as
previously defined, totaled approximately $71,500 	in 2003
and $7,850 in 2002. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 05, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 05, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 05, 2004

* Print the name and title of each signing officer under his or her signature.